UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                         March 15, 2007 (March 14, 2007)
                          Commission File No. 000-22390

                             SHARPS COMPLIANCE CORP.
             (Exact Name Of Registrant As Specified In Its Charter)

                Delaware                                    74-2657168
    (State Or Other Jurisdiction Of                       (IRS Employer
     Incorporation Or Organization)                    Identification No.)

                           9220 Kirby Drive, Suite 500
                              Houston, Texas 77054
                    (Address Of Principal Executive Offices)

               Registrant's Telephone Number, Including Area Code)
                                  713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appoint of Principal Officers

Item 5.02 (a) Departure of Principal Officer

     On March 14, 2007, Sharps Compliance Corp. announced the resignation of Michael D. Archer, Senior Vice President of Sales and Marketing. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934,as amended, (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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Item 9.01 Financial Statements and Exhibits.

(c) Exhibits
------------

99.1 Press Release dated March 14, 2007 announcing a Sales Reorganization including the resignation of Michael D. Archer





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    SHARPS COMPLIANCE CORP.

                                    By:  /s/ David P. Tusa
                                         ----------------------------------
                                         Executive Vice President, Chief
                                         Financial Officer and Business
                                         Development



Dated: March 15, 2007

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                                Index to Exhibits
                                -----------------


99.1        Press Release dated March 14, 2007










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